Condensed Consolidated Statements of Operations - Orbitz $ in Thousands	12 Months Ended
Dec. 31, 2014 USD ($) $ / shares shares
Net revenue	$ 932,007
Cost and expenses:
Cost of revenue	179,774
Selling, general and administrative	278,202
Marketing	334,472
Depreciation and amortization	57,549
Impairment of goodwill and intangible assets	0
Impairment of property and equipment and other assets	0
Total operating expenses	849,997
Operating income/(loss)	82,010
Other income/(expense):
Net interest expense	(35,212)
Other income/(expense)	(2,237)
Total other expense	(37,449)
Income/(loss) before income taxes	44,561
Provision/(benefit) for income taxes	27,281
Net income/(loss)	$ 17,280
Net income/(loss) per share - basic:
Net income/(loss) per share | $ / shares	$ 0.16
Weighted-average shares outstanding | shares	110,537,992
Net income/(loss) per share - diluted:
Net income/(loss) per share | $ / shares	$ 0.15
Weighted-average shares outstanding, diluted | shares	114,344,440